Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lannett Company, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Arthur P. Bedrosian, the President and Chief Executive Officer of the Company, and I, Brian Kearns, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                        The Report complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2008	/s/Arthur P. Bedrosian

Arthur P. Bedrosian,
President and Chief Executive Officer

Dated: November 13, 2008	/s/Brian Kearns

Brian Kearns,
Vice President of Finance, Treasurer, and Chief Financial Officer